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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported)   November 22, 2004
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                              COINMACH CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              333-49830                                 53-0188589
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       (Commission File Number)            (I.R.S. Employer Identification No.)

   303 Sunnyside Boulevard Suite 70
          Plainview, New York                             11803
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 (Address of Principal Executive Offices)               (Zip Code)


                                 (516) 349-8555
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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                                TABLE OF CONTENTS

Item 8.01   Other Events
Item 9.01   Financial Statements and Exhibits.
SIGNATURES
PRESS RELEASE
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ITEM 8.01 OTHER EVENTS

      On November 19, 2004 Coinmach Service Corp. ("CSC") priced its initial public offering of Income Deposit Securities ("IDSs") and the shares of class A common stock and senior secured notes underlying such IDSs as well as its separate offering of senior secured notes having the same terms as the senior secured notes underlying the IDSs. CSC will become the indirect parent of Coinmach Corporation upon consummation of the offerings and related transactions. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

      The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits

      *99.1 Press Release issued November 19, 2004 entitled "Coinmach Service Corp. Announces Initial Public Offering of Income Deposit Securities."

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* Filed herewith.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Coinmach Corporation

Dated:  November 22, 2004                   By: /s/  Robert M.  Doyle
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                                                Name:   Robert M. Doyle
                                                Title:  Chief Financial
                                                        Officer, Senior
                                                        Vice President,
                                                        Secretary and Treasurer